                                                                   Exhibit 10.22

                          SHAREHOLDER PLEDGE AGREEMENT

     PLEDGE AGREEMENT dated as of September 17, 1998 by and between THE SHAREHOLDERS OF DOVER SADDLERY, INC. LISTED ON EXHIBIT A HERETO (collectively, the "Pledgors"), and BANKBOSTON, N.A., a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 ("the Pledgee").

     WHEREAS, the Pledgors are the owners of 56.2% of the issued and outstanding shares of Stock (as hereinafter defined) of Dover Saddlery, Inc. ("Saddlery"), a Delaware corporation; and

     WHEREAS, in order to induce the Pledgee to make loans and other extensions of credit under the Loan Agreement referred to below, and in consideration thereof, the Pledgors wish to pledge all of the Stock of Saddlery respectively owned by them to the Pledgee on the terms and conditions described herein as security for the Obligations under (and as defined in) the Loan Agreement referred to below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. The following terms shall have the meanings set forth below. Terms not otherwise defined herein shall have the meanings ascribed to them in that certain Loan Agreement between Dover Saddlery, Inc., a wholly-owned subsidiary of Saddlery and a Massachusetts corporation, and the Pledgee dated as of the date hereof (as the same may be amended from time to time, the "Loan Agreement") or under the Massachusetts Uniform Commercial Code.

          "Agreements" means the Loan Agreement, the Credit Note and the other Security Documents, and any documents, instruments or agreements referred to herein or therein, as any of the foregoing may be from time to time amended and in effect.

          "Collateral" means the Pledged Stock and all proceeds thereof and dividends, distributions or other income relating thereto, and all other securities, financial assets, investment property and monies received and held by the Pledgee hereunder or in which a security interest is granted hereby.

          "Default" means any Event of Default as defined in the Loan Agreement.


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          "Obligations" shall have the meaning ascribed to such term in the Loan
Agreement.

          "Pledged Stock" means all Stock at any time pledged or required to be pledged hereunder.

          "Stock" means all of the issued and outstanding shares of capital stock of Saddlery at any time owned by any of the Pledgors and any investment property and other or additional securities of Saddlery at any time owned by any of the Pledgors.

     2. Pledge; Delivery.

          2.1 As security for the prompt and unconditional payment and performance of the Obligations, each Pledgor hereby pledges, assigns and transfers to the Pledgee and grants the Pledgee a security interest in the Stock owned by such Pledgor on the date hereof as described in Exhibit A attached hereto and in the Collateral, whether now owned or hereafter acquired, and including, in any event, all Stock at any time owned by any of the Pledgors irrespective of when such Stock is acquired. In furtherance thereof, each Pledgor hereby delivers to the Pledgee certificates for said Stock described in Exhibit A accompanied by stock powers duly executed in blank by each Pledgor and hereby assigns, transfers and sets over to the Pledgee all of such Pledgor's right, title and interest in and to such certificates to be held by the Pledgee upon the terms and conditions set forth in this Pledge Agreement. In addition, the Pledgors deliver herewith to the Pledgee copies of the stock transfer books of Saddlery. If any Pledgor shall acquire by purchase, stock dividend or otherwise any additional Stock at any time or from time to time after the date hereof, such Pledgor shall forthwith pledge and deposit the same with the Pledgee hereunder and deliver to the Pledgee certificates therefor, accompanied by stock powers duly executed in blank by such Pledgor and copies of the updated stock transfer books.

          2.2 The Pledgee may, in its sole discretion and at any time or times, after the occurrence and during the continuance of a Default, cause the Pledged Stock and any other securities constituting Collateral to be transferred into its own name or the name or names of its nominee or nominees or successor in interest on the books of the issuer of such securities, and each Pledgor hereby constitutes and appoints the Pledgee, its employees, agents, successors and assigns to be the attorney-in-fact of such Pledgor to effect any such transfer.

          2.3 The Pledgee may, in its sole discretion after the occurrence and during the continuance of a Default, collect, receive and hold as additional Collateral all dividends, distributions and other income on the Pledged Stock and the other Collateral and all other amounts which may be owing from time to time by the Borrower to the Pledgee, except as otherwise expressly permitted by the Loan Agreement.


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     3. Representations and Warranties of the Pledgors. The Pledgors jointly and severally represent and warrant to the Pledgee as follows:

          3.1 Each Pledgor has and has duly exercised all requisite power and authority to enter into this Pledge Agreement, to pledge the Pledged Stock for the purposes described in Section 2, and to carry out the transactions contemplated by this Agreement;

          3.2 Each Pledgor is the legal and beneficial owner of all of the Pledged Stock set forth opposite his or her name on Exhibit A hereto;

          3.3 [Intentionally Omitted.];

          3.4 All of the shares of the Stock owned by each Pledgor have been duly and validly issued, are fully paid and nonassessable, and are owned by such Pledgor free of any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest in such shares or the proceeds thereof, except for that granted hereunder; and

          3.5 Upon delivery of the Stock to the Pledgee or its agent, this Pledge Agreement shall create a valid first lien upon and perfected security interest in the Pledged Stock and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance, or to any agreement purporting to grant to any third party a security interest in the property or assets of any of the Pledgors which would include the Stock.

     4. Voting. Unless a Default shall have occurred and is continuing, the Pledgors shall be entitled to vote any and all shares of the Pledged Stock and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or consent, waiver or ratification given or action taken which would violate or be inconsistent with any of the terms of this Pledge Agreement or (in the case of a Pledgor other than a Seller) the other Agreements, or which would have the effect of impairing, in any respect, the position or interests of the Pledgee. Upon the occurrence and during the continuance of a Default, the Pledgee shall have the right (UPON NOTICE TO THE PLEDGORS) to vote, and to give consents, waivers and ratifications with respect to, the Pledged Stock, provided that if the Pledgee elects not to exercise such rights at any time, the Pledgors may continue to exercise such rights, so long as the Pledgors shall not take any vote or other action with respect to such Pledged Stock that could have an adverse effect on the Pledgee.

     5. Remedies Upon Default.

          5.1 In case a Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of its rights, powers and remedies (whether vested in it by this Pledge Agreement, the other Agreements or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights (in addition to the rights and remedies


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of a secured party under the Uniform Commercial Code of Massachusetts) which
Pledgors hereby agree shall be commercially reasonable:

          (a) to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee, its employees, agents, successors and assigns the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so); and

          (b) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise, all of which are hereby waived by the Pledgors, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days' prior notice of the time and place of any such sale shall be given to the Pledgors.

          5.2 If any of the Collateral is sold by the Pledgee upon credit or for future delivery, the Pledgee shall not be liable for the failure of the purchaser to pay for the same and in such event the Pledgee may resell such Collateral. The Pledgee may buy any part or all of the Collateral at any public sale and if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Pledgee may buy at a private sale and may make payment therefor by any means including, without limitation, cancellation of indebtedness secured thereby.

          5.3 The Pledgors recognize that the Pledgee may be unable to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act of 1933, as amended, or in other applicable laws, regulations, or agreements to which such Stock may be subject but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Pledgors agree that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a "commercially reasonable" manner within the meaning of Section 9-504(3) of the Uniform Commercial Code of the Commonwealth of Massachusetts, provided that the notice specified in Section 5.1
(b) shall have been given to the Pledgors. The Pledgee shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended, even if the issuer would agree to do so.


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          5.4 At any sale of Collateral, unless prohibited by applicable law, the Pledgee or any holder of the Obligations may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption.

     6. Remedies Cumulative. Each right, power and remedy of the Pledgee or any holder of the Obligations provided for in this Pledge Agreement, the other Agreements or in any of the other documents, instruments or agreements securing the Obligations or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any holder of the Obligations of any one or more of the rights, powers or remedies provided for in this Pledge Agreement, the other Agreements or in any such other document, instrument or agreement now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any holder of the Obligations of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any holder of the Obligations to exercise any such right, power or remedy shall operate as a waiver thereof.

     7. Application of Moneys by the Pledgee. All moneys collected upon any sale of the Collateral hereunder, together with all other moneys received by the Pledgee hereunder, shall be applied as follows: (i) First, to the payment of all reasonable costs and expenses incurred by the Pledgee in connection with such sale, the delivery of the Collateral or the collection of any such moneys (including, without limitation, reasonable attorneys' fees and expenses reasonably incurred); (ii) Second, to satisfy the Obligations; and (iii) Third, to the Pledgors to the extent of any surplus proceeds.

     8. Transfer By the Pledgors. Except in accordance with Section 2.1 of this Pledge Agreement or as otherwise permitted by the Agreements, the Pledgors will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein or consent to or approve the issuance: of any additional shares of any class of capital stock of Saddlery; or any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or exchangeable for, any such shares; or any warrants, options, rights, or other commitments entitling any person to purchase or otherwise acquire any such shares. Notwithstanding the foregoing, a Seller may sell or transfer the Stock owned by it to a person who agrees in a writing, satisfactory in form and substance to the Pledgee, to become a party hereto and to succeed to the rights and to be bound by all of the obligations of such Seller hereunder. In the case of any such sale or transfer by a Seller, such Seller will notify the Pledgee at least 10 days prior to the date of such intended sale or transfer.

     9. The Pledgors' Obligations Absolute. The Obligations of the Pledgors under this Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by any circumstance or occurrence whatsoever,


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including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from the other Agreements, or any assignment or transfer of the other Agreements; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Agreements; (c) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (d) any limitation on any party's liability or obligations under the Agreements or any invalidity or unenforceability, in whole or in part, of the same; or (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgors or Saddlery, or any action taken with respect to this Pledge Agreement by any trustee or receiver or by any court, in any such proceeding; whether or not the Pledgors shall have notice or knowledge of any of the foregoing.

     10. Further Assurances. The Pledgors at their expense will execute, acknowledge and deliver all such instruments and take all such action as the Pledgee from time to time may reasonably request in order to further effectuate the purposes of this Pledge Agreement and to carry out the terms hereof.

     11. The Pledgee's Exoneration. Under no circumstances shall the Pledgee be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral of any nature or kind, or any matter or proceedings arising out of or relating thereto, but the same shall be at the Pledgors' sole risk at all times. The Pledgee shall not be required to take any action of any kind to collect, preserve or protect its or the Pledgors' rights in the Collateral or against other parties thereto. The Pledgee's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations.

     12. No Waiver, Etc. The Pledgee may exercise its rights with respect to the Collateral without resorting or regard to other collateral or sources of reimbursement. The Pledgee shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver be in writing and signed by the Pledgee. No delay or omission on the part of the Pledgee in exercising any right under this Pledge Agreement shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Pledgee on the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised separately or concurrently.

     13. Termination. When all Obligations have been paid, performed and determined by the Pledgee to have been indefeasibly discharged in full, and if at such time the Pledgee is not committed to extend any credit to Saddlery under the Loan Agreement or any other Loan Document, this Pledge Agreement shall terminate and the Pledgee, at the expense of the Pledgors, will duly assign, transfer and deliver to the Pledgors, or their respective successors or assigns, as the case may be, such of the


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Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Pledge Agreement.

     14. Miscellaneous.

          14.1 Successors and Assigns. This Pledge Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns whether or not an express assignment of rights hereunder is made. No other person shall acquire or have any right under or by virtue of this Pledge Agreement.

          14.2 Provisions to Survive. All representations, warranties, covenants and agreements contained in this Pledge Agreement shall survive the execution and delivery, and the termination or cancellation, of the Agreements.

          14.3 Severability. If any provision of this Pledge Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, that holding shall not invalidate or render unenforceable any other provision hereof.

          14.4 Amendments. This Pledge Agreement may be amended, modified and supplemented only by written agreement of the parties hereto.

          14.5 Execution and Counterparts. This Pledge Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

          14.6 Captions. Captions and headings in this Pledge Agreement are for convenience only and in no way define, limit or describe the scope or intent of the provisions hereof.

          14.7 Notices. All notices, certificates or other communications hereunder shall be in writing and shall be sufficiently given and shall be deemed given when hand delivered or mailed by registered or certified mail, postage prepaid, addressed to a party at its address set forth at the beginning of this Pledge Agreement or to such other address as a party shall furnish by notice to the other parties.

          14.8 Governing Law. This Pledge Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts without regard to principles of conflicts of laws.


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     IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed and sealed by their duly authorized officers or representatives, all as of the date first above written.


                                        /s/ Stephen L. Day
                                        ----------------------------------------
                                        Stephen L. Day


                                        /s/ Jonathan A.R. Grylls
                                        ----------------------------------------
                                        Jonathan A.R. Grylls


                                        /s/ David J. Powers
                                        ----------------------------------------
                                        David J. Powers


                                        /s/ James F. Powers
                                        ----------------------------------------
                                        James F. Powers


                                        /s/ Michele R. Powers
                                        ----------------------------------------
                                        Michele R. Powers


                                        BANKBOSTON, N.A.


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Title: Director


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                                    EXHIBIT A
                                       TO
                          SHAREHOLDER PLEDGE AGREEMENT

                         STATE OF                           NO. OF SHARES
    NAME/ADDRESS       ORGANIZATION    CLASS OF STOCK        OUTSTANDING
--------------------   ------------   ----------------   -------------------
Dover Saddlery, Inc.     Delaware          Common             3,500,000
41 Pope Road                              Preferred           1,015,000
Holliston, MA 01746

      PLEDGOR          SHARES HELD   PERCENTAGE OWNERSHIP
--------------------   -----------   --------------------
Stephen L. Day           649,607             18.56%
Jonathan A.R. Grylls     144,617              4.13%
David J. Powers          527,659             15.08%
James F. Powers          527,659             15.08%
Michele R. Powers        117,257              3.35%